Exhibit 99.2

Fourth Quarter & Full Year 2013 Earnings Results January 28, 2014 POLARIS INDUSTRIES INC.

Safe Harbor Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2014 sales, shipments, margins, net income from continuing operations and cash flow, the trend toward producing more of the Company’s own engines for its vehicles, the opportunities for expansion and diversification of the Company’s business, the impact of the repurchase of shares on the Company’s full year 2014 earnings per share and the Company’s guidance on earnings per share from continuing operations are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing operation initiatives; acquisition integration costs; warranty expenses; impact of changes in Polaris stock prices on incentive compensation; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; performance of affiliate partners; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in our 2012 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements. The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision.

Scott W. Wine Chairman & CEO Fourth Quarter & Full Year 2013 Earnings Results January 28, 2014POLARIS INDUSTRIES INC.

$88.1 $108.7 Q4 2012 Q4 2013 Q4 2013 Sales and Net Income (from continuing operations) Record 4th quarter sales and net income ORV Sales up 16%; Motorcycles up 94%; PG&A up 33%; International up 46% N.A. Retail sales increased 9%; ORV up mid-single digits, Motorcycles up significantly; Snow up lowdouble digits % Indian Motorcycles re-launch gained momentum Introduced several new model year 14.5 products in ORV and PG&AEarnings per share up 26% to a record $1.56 Gross Profit Margin up 110 bps Operating Income increased 25% to $169.1 million Net Income Margin up 20 bps to 10% $900.6 $1,083.7 Q4 2012 Q4 2013 Record Fourth Quarter Sales, Net Income & EPS Q4 Net Income Q4 Sales (in millions) (in millions) +23% +20% Q4-FY13 4 Consistently Outstanding Results

2013 Financial Metrics METRIC 2013 Actual (millions) Variance to 2012 Sales $3,777 +18% Gross Profit % 29.7% +90 bps Operating Income $578 +21% Operating Income % 15.3% +40 bps Net Income* $381 +22% Net Income* % 10.1% +40 bps EPS* $5.40 +23% Operating Cash Flow* $499 +20% Shareholder Return 75% +22% * from continuing operations Q4-FY13 5

$1,566 $1,991 $2,657 $3,210 $101 $147 $228 $312 $381 2009 2010 2011 2012 2013 Revenue Net Income* Stock Price 4th Straight Year of Exceptional Financial Performance Five-Year Progress 12/31/2008 12/31/2013 __ 5-Year CAGR Sales = 14% Net Income* = 27% Stock Price = 59% * from continuing operations Q4-FY13 6 $3,777

Polaris Strategic Objectives

Vision & Strategy

VISION
Fuel the passion of riders, workers and outdoor enthusiasts around the world by delivering innovative, high quality vehicles, products, services and experiences that enrich their lives.

STRATEGY
Polaris will be a highly profitable, customer centric, $8B global enterprise by 2020. We will make the best off-road and on-road vehicles and products for recreation, transportation and work supporting consumer, commercial and military applications. Our winning advantage is our innovative culture, operational speed and flexibility, and passion to make quality products that deliver value to our customers.

Guiding Principles

Best People, Best Team

Safety & Ethics Always

Customer Loyalty

Strategic Objectives

Best in Powersports PLUS
5-8% annual organic growth

Global Market Leadership
>33% of Polaris revenue

Strong Financial Performance
Sustainable, profitable growth
Net Income Margin >10%

Growth through Adjacencies
>$2B from acquisitions & new markets

LEAN Enterprise is Competitive Advantage
Significant Quality, Delivery & Cost Improvement

Performance Priorities

Growth

Margin Expansion

Product & Quality Leadership

LEAN Enterprise

GROW SALES >$8 Billion by 2020 | 12% CAGR   **INCREASE NET INCOME** >10% of Sales by 2020 | 13% CAGR

Q4-FY13

7

Bennett Morgan President & COO Fourth Quarter & Full Year 2013 Earnings Results January 28, 2014 POLARIS INDUSTRIES INC.

N.A. Retail Sales & Dealer Inventory – FY 2013 Dealer Inventory Remains Appropriate N.A. Dealer Inventory N.A. Powersports Market Share & Retail Sales Best in Powersports Plus Polaris N.A. retail up 10% for FY 2013 vs. 2012 Gained share in ORV and motorcycles, season-to-date snowmobile market share down modestly Polaris year-end 2013 N.A. dealer inventory up 10% vs. 2012 ORV up mid-teens % driven primarily by SxS due to more new models and market segments Motorcycles up high-single digits; initial shipments of Indian motorcycles Snowmobiles down 4% and Small Vehicles down double digits % due to strong retail Continued to optimize RFM business model in motorcycles 2009 2010 2011 2012 2013 Polaris Industry +7% +10% -22% -18% +2% +25% +10% 2009 2010 2011 2012 2013 Q4-FY13 9

Consolidated Market Share in Units Using Total Motorcycle Industry Retail Sales Market Share SxS SxS SxS ATV ATV ATV Q4 2013 FY 2013 FY 2014 Guidance Best in Powersports Plus Breadth of Products & Innovation Key to Leadership Position 2013 N.A. ORV Retail Sales Polaris N.A. ORV Sales ($ millions) Up high-single digits % +16% $659.1 +13% $2,521.6 Polaris ORV Q4 2013 retail sales were up mid-single digits SxS up high-single digits, ATV up low-single digits ORV #1 and growing market share despite increased competitive products/promotions Model Year ’14 & ’14.5 products well-received and shipping 11 new models introduced in 2013 New segments, increased capabilities Sportsman ACE – all new product and category Polaris Industry Up mid-single digits % Up high-single digits % 2014 RANGER® XP 900 Deluxe LE 2014 RZR® XP 4 1000 2014 Scrambler 1000 Off-Road Vehicles Q4-FY13 10

Introducing a Whole New Off-Road Experience Continuing to Innovate How People Experience the Off-Road $7,499 US RIDE 32 HP Pro-Star DOHC engine 48” Width - Trail Capable On-Demand All-Wheel Drive 10.25” Ground Clearance Independent suspension Front Struts w/ 8.2” Travel Rear Dual A-Arms w/ 9.5” Travel CONFIDENCE ROPS Cab frame 3 Point seat belt Safety nets ERGONOMICS & COMFORT Plush contoured seat Adjustable driver bucket seat Easy Ingress/Egress from either side Adjustable Tilt Steering Wheel Q4-FY13 11

TARGET CUSTOMER Trail Rider / Recreational Hunter / Fisherman Light Work Growth Through Adjacencies. Established Momentum into 2014. Revenue up over 120% for FY 2013 Brutus Q4 retail sales improved sequentially Dedicated Commercial field sales force in 2014 Established partnership with Ariens Growing portfolio of brands and channels Strong Q4 revenue growth International sales growing DoD budget uncertainty disrupted  customer planning in 2013 Congress passed ’14-’15 Budget FY 2012 Actual FY 2013 Actual FY 2014 Expectations Sales FY 2012 Actual FY 2013 Actual FY 2014 Expectations Sales Q4-FY13 12

Polaris Line of Ultra Light Tactical Vehicles Commercial / Defense Polaris Industry Best in Powersports Plus Q4 2013 FY 2013 FY 2014 Guidance 2014 Marks 60 Years in the Snowmobile Business 2013 N.A. Snowmobile Industry STD Polaris N.A. Snowmobile Sales ($ millions) Industry retail up strong – early snow fall, colder weather and new products Polaris retail up STD nearly 10%; low-double digits percent in Q4 2013 Dealer inventory down 4% due to strong retail STD Quality improving Exciting MY’15 sleds coming Up mid-single digits % -13% $134.9 +7% $301.7 Snowmobiles 2014 600 INDY®Voyager Up highteens % Up nearly 10% Q4-FY13 13 1954 Sno-Traveler Polaris Industry

Best in Powersports Plus

Motorcycles

Polaris Motorcycle Sales ($ millions)



+94%
$68.8
+12%
$219.8
Up 65% - 75%
Q4 2013
FY 2013
FY 2014
Guidance

2013 N.A. Motorcycle Industry 1400cc+



Up
mid-20%
Up mid-
single
digits %
Polaris
Industry



2014 Cross Country Factory Custom Paint

- **Polaris Q4 retail sales up over 100%; FY 2013 up mid-20%**
  - Indian Motorcycle retail off to a strong start
  - Total dealer inventory up high-single digits – dealer adds, MY'14 Indian
- **Victory retail sales and market share up in 2013**
- **Indian Motorcycle re-launch plans accelerating**
  - Dealer adds increasing; production volume improving
- **RFM implemented in Victory and Indian – fine-tuning processes**



2014 Chieftain®

Victory/Indian: A 1-2 Punch in Heavy Weight Cruiser & Touring Category

Q4-FY13 14

POLARIS

Indian Motorcycle Update


GEAR OF THE YEAR
MEN'S JOURNAL
THE BEST TOOLS, TECH & TOYS OF 2013

Gear of the Year
Chief Vintage
December 2013


RoadRUNNER
MOTORCYCLE TOURING & TRAVEL
CAPTIVATING CASCADES
VERMONT
North Dakota & Montana
AMERICAN MUSCLE

Motorcycle of the Year
Indian Chieftain
December 2013


MOTOR CYCLIST
INDIAN
THE ULTIMATE ALPS ADVENTURE

Dream Bike of the Year
Spirit of Munro
November 2013

Congratulations to Colle+McVoy and Indian Motorcycle for the Best Motorcycle Print Ad Campaign of 2013.

BONNIER Motorcycle Group

Distribution


Indian
MOTORCYCLE
VICTORY

Distribution: ~210 global locations in 2013
Signed ~140 in N.A. and ~70 outside N.A.

Production


C001

Spirit Lake Production Capacity Expanding

Award Winning Bikes, Quality Dealers, Expanding Capacity

Q4-FY13

15

Best in Powersports Plus PG&A Growth Accelerating Polaris PG&A Sales ($ millions) Record Q4 sales; up 33% ORV sales up 19% Motorcycles up 35% - includes Klim in 2013 Snow up 68% - includes Klim in 2013 All categories increased sales >15% vs. Q4 2012 Klim Center-of-Excellence in place New Wilmington distribution center operating smoothly PG&A Q4 2013 FY 2013 FY 2014 Guidance Up mid-teens % +33% $611.3 +33% $174.7 Klim Tactical Gear 48% Parts 43% 9% Accessories ORV 67% 7% 4% Snow 16% 6% FY 2013 Sales by Category FY 2013 Sales by Product Line Excellent Year-Over-Year Performance – Solid Momentum in 2014 RZR XP 1000 Protection Bundle Motorcycles Small Vehicles Q4-FY13 16 Other Apparel

Aixam Mega integration progressing Leveraging Polaris global supply base Retail sales accelerating; gained share in 2013 Goupil increased sales in Q4, FY 2013 up >20% GEM Q4 sales down due to timing of shipments Retail sales up >50% for CY13 Building traction in B2B and B2C New GEM eM 1400 initial sales encouraging Growth Through Adjacencies Q4 2013 FY 2013 FY 2014 Guidance Small Vehicle Business Well-positioned for Growth in 2014 GEM, Goupil, Aixam-Mega Polaris Small Vehicle Sales ($ millions) Small Vehicles Note: Includes Aixam Mega Acquisition in April 2013 GEM® eM™ 1400 Up 25% - 30% +177% $122.8 +286% $46.3 AIXAM GTO Q4-FY13 17

Global Market Leadership Polaris International Sales ($ millions) Gaining Share in Challenging Economic Environment Q4 2013 FY 2013 FY 2014 Guidance Up about 10% +29% $592.5 +46% $203.2 Sales up in all regions in Q4 EMEA sales increase driven by market share gains in ORV; Aixam acquisition PG&A up 24% in Q4; up 26% full year Manufacturing plants in Jaipur, India and Opole, Poland under construction – on plan and on budget Eicher-Polaris JV Plant in Jaipur, India (180,000sf) Expected start of production in Q4 2014 EMEA +38%* ASIA PACIFIC -4% LATIN AMERICA +20% International FY 2013 Sales Growth Q4-FY13 18 Note: Includes Aixam Mega Acquisition in April 2013 Q4 2013 FY 2013

Operational Excellence Polaris LEAN Enterprise Principals Gross Margins Ramping up LEAN Activities in 2014 Net income margin* solid 10.1% LEAN initiatives driving productivity gains; +6% in 2013 Factory inventory up 21% vs. 2012 due to product mix and acquisitions Use “Pull” systems to stay linked to our customers needs +90 bps 29.7% +110 bps 29.3% Become a learning organization through relentless reflection, continuous improvement and speed Standardized work is the foundation for continuous improvement and employee empowerment Q4-FY13 19 * from continuing operations

Mike Malone V.P Finance & CFO Fourth Quarter & Full Year 2013 Earnings Results January 28, 2014 POLARIS INDUSTRIES INC.

Another Year of Double-digit Sales and Earnings Growth Expected 2014 Full Year Guidance METRIC GUIDANCE Product Line Sales Off-Road Vehicles Up high single digits % Snowmobiles Up mid-single digits % Motorcycles Up 65% to 75% Small Vehicles Up 25% to 30% PG&A Up mid-teens % International Up about 10% Total Company Sales Up 11% to 14% Gross Margins Down 50 to 70 bps Operating Expenses Down about 100 bps Income from Financial Services Up mid-single digits % Income Taxes 34.25% to 34.5% of pretax income Net Income from continuing operations Up 12% to 16% EPS, Diluted from continuing operations $6.17 - $6.37 (+14% to 18%) Share Count Down 2% to 3% Change in Guidance Increased/ favorable Decreased/ unfavorable Unchanged Narrowed Q4-FY13 21

2014 Gross Margin Guidance METRIC Actual Q4 2013 Actual FY 2013 2014 Full Year Guidance Prior Period 28.2% 28.8% 29.7% Production volume adjustments Product cost reduction efforts Commodity costs Currency rates Higher selling prices Product mix New Plant Start-up Costs Warranty costs Tooling amortization Sales promotional costs Contract Dispute Charge Current period 29.3% 29.7% 29.0% to 29.2% Change +110 bps +90 bps -50 to -70 bps Improvement to gross profit margin % Impairment to gross profit margin % Neutral to gross profit margin % Q4-FY13 22

Balance Sheet & Liquidity Profile Remains Healthy Balance Sheet and Liquidity Profile $ In millions (except per share and rate data) FY 2013 Fav / (UnFav) 2012 2014 Full Year Guidance Cash $92.2 ($324.8) Increase Debt $287.6 ($180.4) Decreased Credit Facility $350.0 Flat Unchanged Factory Inventory $417.9 ($73.0) Increase single digits % Capital Expenditures $251.4 ($148.3) Lower, but > $200M Depreciation & Amortization $92.1 ($21.5) Increase about 40% from 2013 Operating cash flow from continuing operations $499.2 $83.0 Increase similar to 2014 sales increase Dividend $1.68 per share $0.20 per share Increase over 2013 Polaris Acceptance Receivables $928.5 ($161.3) Increase single-digits % Retail Credit – Approval Rate – Penetration Rate 58% 32% -2% -2% Stable Q4-FY13 23

Scott W. Wine Chairman & CEO Fourth Quarter & Full Year 2013 Earnings Results January 28, 2014 POLARIS INDUSTRIES INC.

POLARIS

Summary – 2014 Business Outlook

Tenuous improvement in U.S., global economies

Risks outweigh opportunities

Powersports Industry growing; competition intensifying

Resilient, dedicated customers

Innovation and execution drive ORV, PG&A growth

Customer Excellence potential accelerator

Big year for motorcycles

Indian expansion continues; Victory grows profitably

Adjacency opportunities plentiful

Push for synergies and growth

Lean transformation accelerates

Focus on quality, speed and waste elimination

Execution Key to Delivering 5th Straight Year of Record Performance

Q4-FY13 25

Polaris Thank you Questions?